                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                                 PNC BANK CORP.
                 DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
                             REGISTRATION STATEMENT

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby name, constitute and appoint Walter E. Gregg, Jr., William F. Strome, Melanie S. Cibik and Steven Kaplan, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact to execute in such person's name, place and stead, a Registration Statement on Form S-3 (or other appropriate form) for the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of the Corporation's Common Stock, par value $5.00 per share, to be issued in connection with the Corporation's Dividend Reinvestment and Stock Purchase Plan adopted by the Corporation's Board of Directors, and as amended, and to execute in such person's name, place and stead any and all amendments to said Registration Statement.

And such persons hereby ratify and confirm all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this July 6, 1995.

                    NAME/SIGNATURE                                   CAPACITY
                    --------------                                   --------

    /s/ THOMAS H. O'BRIEN                                 Chairman, Chief Executive
    ----------------------------------------------        Officer and Director
    Thomas H. O'Brien

    /s/ ROBERT N. CLAY                                    Director
    ----------------------------------------------
    Robert N. Clay

    /s/ WILLIAM G. COPELAND                               Director
    ----------------------------------------------
    William G. Copeland

    /s/ GEORGE A. DAVIDSON, JR.                           Director
    ----------------------------------------------
    George A. Davidson, Jr.

    /s/ DIANNA L. GREEN                                   Director
    ----------------------------------------------
    Dianna L. Green

    /s/ C. G. GREFENSTETTE                                Director
    ----------------------------------------------
    C. G. Grefenstette

    /s/ THOMAS MARSHALL                                   Director
    ----------------------------------------------
    Thomas Marshall

    /s/ W. CRAIG MCCLELLAND                               Director
    ----------------------------------------------
    W. Craig McClelland

    /s/ DONALD I. MORITZ                                  Director
    ----------------------------------------------
    Donald I. Moritz

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
                    NAME/SIGNATURE                                   CAPACITY
                    --------------                                   --------

    /s/ JACKSON H. RANDOLPH                               Director
    ----------------------------------------------
    Jackson H. Randolph

    /s/ JAMES E. ROHR                                     President and Director
    ----------------------------------------------
    James E. Rohr

    /s/ RODERIC H. ROSS                                   Director
    ----------------------------------------------
    Roderic H. Ross

    /s/ VINCENT A. SARNI                                  Director
    ----------------------------------------------
    Vincent A. Sarni

    /s/ RICHARD P. SIMMONS                                Director
    ----------------------------------------------
    Richard P. Simmons

    /s/ THOMAS J. USHER                                   Director
    ----------------------------------------------
    Thomas J. Usher

    /s/ MILTON A. WASHINGTON                              Director
    ----------------------------------------------
    Milton A. Washington

    /s/ HELGE H. WEHMEIER                                 Director
    ----------------------------------------------
    Helge H. Wehmeier